Exhibit 99.4

HEWLETT-PACKARD COMPANY
<PLAN>
LONG-TERM PERFORMANCE CASH AWARD AGREEMENT
2005 Program (May 2005 – April 2008)

THIS AGREEMENT, dated <GRANT DATE> (“Grant Date”) between HEWLETT-PACKARD COMPANY, a Delaware corporation (“Company”), and <EMPNO> <NAME> (the “Employee”), is entered into as follows:

WITNESSETH:

WHEREAS, the Company has established the <PLAN> (“Plan”), a copy of which is available at the Stock Incentive Program Web Site at:  http://persweb.corp.hp.com/comp/employee/program/sip/stok_opt.htm or by written request to the Company Secretary, and which Plan is made a part hereof; and

WHEREAS, the HR and Compensation Committee of the Board of Directors of the Company or its delegate(s) (the “Committee”) has determined that the Employee shall be granted a cash award agreement (“Agreement”) under the Plan as hereinafter set forth;

NOW THEREFORE, the parties hereby agree that the Company grants the Employee a cash award underlying this Agreement (“Cash Award”) of [Insert merge field for currency symbol][Insert merge field for amount] subject to the terms and conditions set forth herein.

1.       This Agreement is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.

2.       Vesting Schedule.

The Employee’s Cash Award shall vest on the third anniversary of the Grant Date; provided that the Employee satifies the milestones and performance conditions set forth in paragraph 3 below, as determined by the Committee.  Notwithstanding the foregoing, the Employee must remain in the employ of the Company on a continuous, full-time basis through the close of business on the third anniversary of the Grant Date, for such Cash Award to vest, subject to paragraphs 6-9 of this Agreement.  The period of time between the Grant Date and the date the Employee’s Cash Award becomes vested is referred to herein as the “Restriction Period.”

3.       Milestones and Performance Conditions

(a)  The milestones and performance conditions associated with the Cash Award have been established by the Committee, and are set forth in Appendix A attached to this Agreement.

(b)  Milestones

(1)  Milestone Periods:  The amount of the Cash Award credited in accordance with paragraph 5 is determined after the end of each prescribed period.  Period 1 shall be the six-month period ending on October 31, 2005.  Period 2 shall be the twelve-month period ending on October 31, 2006.  Period 3 shall be the twelve-month period ending on October 31, 2007.  Period 4 shall be the six-month period ending on April 30, 2008.

(2)  Crediting of Cash Award

•           If 100% of the associated milestone are achieved for each of the following periods, then the respective percentage of the Cash Award will be credited in accordance with paragraph 5 below:

•      Periods 1 and 4 - 17% for each respective period; and

•      Periods 2 and 3 - 33% for each respective period.

•           If 90% of the associated milestones are achieved for each of the following periods, then the respective percentage of the Cash Award will be credited in accordance with paragraph 5 below:

•      Periods 1 and 4 - 8.5% for each respective period; and

•      Periods 2 and 3 – 16.5% for each respective period.

•           If greater than 90%, but less than 100%, of the associated milestones are achieved at the end of the applicable period, then the following formulae will be used to determine the percentage of the Cash Award that will be credited in accordance with paragraph 5 below (where X is the percentage of the associated milestones are met): (i) (5X-400)*0.33 for Periods 2 and 3, and (ii) (5X-400)*0.17 for Periods 1 and 4.

•           If greater than 100% of the associated milestones are achieved at the end of the applicable period, then the following formulae will be used to determine the percentage of the Cash Award that will be credited in accordance with paragraph 5 below (where X is the percentage of the associated milestones are met): (i) ((5/2)X-150)*0.33 for Periods 2 and 3, and (ii) ((5/2)X-150)*0.17 for Periods 1 and 4; provided, however, that such percentage cannot exceed 115%.

•           If less than 90% of the associated milestones are achieved, nothing will be credited.

The total amount credited at the end of the Restriction Period is the “Conditional Payout”.

(c)  Following the completion of Period 4, with respect to the Cash Award and if the Employee remains employed by the Company, subject to paragraphs 6-9 of this Agreement, then the Conditional Payout will be adjusted by a modifier to be determined by the Committee based on the performance conditions set forth on Appendix A.  The modifier will be calculated as indicated on Appendix A with respect to the Restriction Period.  Notwithstanding the foregoing, the modifier will be equal to zero if the minimum threshold indicated on Appendix A is not met, resulting in no payout under this Agreement, and the modifier cannot exceed 2.

4.       Restrictions.

(a)  The Employee’s Cash Award granted hereunder may not be sold, pledged or otherwise transferred until vested in accordance with paragraph 2.

(b)  Subject to paragraphs 6-9 of this Agreement, if the Employee’s employment with the Company is terminated at any time prior to the expiration of the Restriction Period, this Agreement granted hereunder shall terminate and any interest in the Cash Award shall be forfeited by the Employee, and full ownership will be retained by the Company.

5.       Credits.

As milestones are achieved, the applicable portion of the Cash Award, as set forth in paragraph 3(b), shall be credited in the Employee’s name.  Such credited amounts shall increase at a rate of 3.54%, compounded annually, which is the AFR for May 2005. The credited amounts and any additional amounts, shall be paid by the Company to the Employee, subject to the application of the modifier as set forth in paragraph 3(c); provided, however, that the terms and conditions set forth in this Agreement are fulfilled.  Notwithstanding the foregoing, a portion of the Cash Award shall be surrendered in payment of required withholding taxes in accordance with paragraph 10 below, unless the Company establishes alternative procedures for the payment of required withholding taxes.

The Company is under no obligation to transfer amounts credited to any trust or escrow account, and the Company is under no obligation to secure any amount credited by any specific assets of the Company or any other asset in which the Company has an interest.  This Plan shall not be construed to require the Company to fund any of the benefits provided hereunder nor to establish a trust for such purpose.  The Company may make such arrangements as it desires to provide for the payment of the Cash Award, including, but not limited to, the establishment of a rabbi trust or such other equivalent arrangements as the Company may decide.  No such arrangement shall cause the Plan to be a funded plan within the meaning of Title I of ERISA, nor shall any such arrangement change the nature of the obligation of the Company or the rights of the Employees under the Plan as provided in this Agreement.  Neither the Employee nor his or her estate shall have any rights against the Company with respect to any portion of the Cash Award except as a general unsecured creditor.  No Employee has an interest in his or her Cash Award until the Employee actually receives a payout.  The Employee’s rights in the Cash Award shall be no greater than the rights of any other unsecured general creditor of the Company.  Credited amounts of the Cash Award hereunder shall for all purposes be part of the general funds of the Company.  Any payout to an Employee of amounts credited is not due, nor is such payout ascertainable, until determined by the Committee.

6.       Retirement of the Employee.

If the Employee retires after attaining 55 years of age with 15 years of service to the Company or 65 years of age or age under local law without regard to service, in accordance with the Company’s retirement policy, the Employee shall receive a pro rata amount of the Cash Award determined by multiplying the total Cash Award due after such Cash Award is vested at the end of the Restriction Period by a fraction equal to the number of whole months elapsed between the Grant Date and the Employee’s retirement, divided by the number of whole months between the Grant Date and the date the Cash Award would have vested in accordance with paragraph 2 above, payable at the end of such period.  The Company’s obligation to deliver the pro rata amount due under the Cash Award is subject to the condition that for the entire Restriction Period:

(a) The Employee shall render, as an independent contractor and not as an employee, such advisory or consultative services to the Company as shall reasonably be requested by the Company, consistent with the Employee’s health and any other employment or other activities in which such Employee may be engaged;

(b) The Employee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Company, competes with or is in conflict with the interests of the Company;

(c) The Employee shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material relating to the business of the Company, either during or after employment with the Company; and

(d) The Employee shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Employee during employment by the Company, relating in any manner to the actual or anticipated business, anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

7.       Total and Permanent Disability of the Employee.

In the event of total and permanent disability of the Employee, the Employee shall receive a pro rata amount of the Cash Award determined by multiplying the total Cash Award due after such Cash Award is vested at the end of the Restriction Period by a fraction equal to the number of whole months elapsed between the Grant Date and the Employee’s termination date due to the total and permanent disability, divided by the number of whole months between the Grant Date and the date the Cash Award would have vested in accordance with paragraph 2 above, payable at the end of such period.  Any unpaid but vested portion of the Cash Award shall be paid to the Employee if legally competent or to a legally designated guardian or representative if the Employee is legally incompetent.

8.       Death of the Employee.

In the event of the Employee’s death prior to the end of the Restriction Period, the Employee’s estate or designated beneficiary shall receive a pro rata amount of the Cash Award determined by multiplying the amount of the Cash Award due on the date vested at the end of the Restriction Period by a fraction equal to the number of whole months elapsed between the Grant Date and the Employee’s death, divided by the number of whole months between the Grant Date and the date the Cash Award would have vested in accordance with paragraph 2 above, payable at the end of such period.  In the event of the Employee’s death after the vesting dates but prior to the payment of cash, said cash shall be paid to the Employee’s estate or designated beneficiary.

9.       Workforce Reduction.

In the event the Employee is placed in a workforce reduction program approved by the Board of Directors or its delegate(s), the Employee shall receive a pro rata amount of the Cash Award determined by multiplying the total Cash Award due after such Cash Award is vested at the end of the Restriction Period by a fraction equal to the number of whole months elapsed between the Grant Date and the Employee’s termination date due to workforce reduction, divided by the number of whole months between the Grant Date and the date the Cash Award would have vested in accordance with paragraph 2 above, payable at the end of such period.

10.     Taxes.

(a) The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this grant of the Agreement or the vesting of the Cash Award hereunder. The Employee authorizes the Company, its Affiliates and Subsidiaries (as defined in the Plan), which are qualified to deduct tax at source, to deduct all applicable required withholding taxes and social security contributions from the Cash Award prior to remittance to the Employee, and, if necessary from the Employee’s compensation.  The Employee agrees to pay any amounts that cannot be satisfied from wages or other cash compensation, to the extent permitted by law.

(b) The Company will assess its requirements regarding tax, social insurance, payroll tax, payment on account or other tax-related withholding (“tax-related items”) withholding and reporting in connection with this grant or the vesting of the Cash Award hereunder.  These requirements may change from time to time as laws or interpretations change. Regardless of any action the Company or Employee’s employer (the “Employer”) takes with respect to any tax-related items, the Employee acknowledges and agrees that the ultimate liability for any and all tax-related items is and remains the Employee’s responsibility and liability and that the Company (i) makes no representations nor undertakings regarding the treatment of any tax-related items in connection with any aspect of the Cash Award, including the grant or vesting; and (ii)  does not commit to structure the terms or the grant or any aspect of the Cash Award to reduce or eliminate the Employee’s liability regarding tax-related items.

11.     By accepting the grant of this Agreement, the Employee acknowledges and agrees that: (i) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time unless otherwise provided in the Plan or this Agreement; (ii) the grant of this Agreement is voluntary and occasional and does not create any contractual or other right to receive future grants of cash awards, or benefits in lieu of cash awards, even if cash awards have been granted in the past; (iii) all decisions with respect to future grants, if any, will be at the sole discretion of the Company; (iv) the Employee’s participation in the Plan shall not create a right to further or continued employment with the Employer and shall not interfere with the ability of the Employer to terminate the Employee’s employment relationship at any time with or without cause and it is expressly agreed and understood that employment is terminable at the will of either party, insofar as permitted by law;  (v)  the Employee is participating voluntarily in the Plan, (vi) the Cash Award is an extraordinary, voluntary and discretionary item of compensation which is outside the scope of the Employee’s contractual remuneration and/or employment contract, if any; (vii) the Cash Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service awards, pension or retirement benefits or similar payments, except where required by law or Company policy; (viii) in the event that the Employee is not an employee of the Company, the Cash Award will not be interpreted to form an employment contract or relationship with the Company, and furthermore, the Cash Award will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;  (ix) the future value of the Cash Award is unknown and cannot be predicted with certainty; (x) in consideration of the grant of the Cash Award, no claim or entitlement to compensation or damages shall arise from termination of the Cash Award or diminution in value of the Cash Award resulting from termination of the Employee’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Employee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the terms of this Agreement, the Employee shall be deemed irrevocably to have waived any entitlement to pursue such claim; (xi) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Employee’s employment (whether or not in breach of local labor laws), the Employee’s right to receive awards or vest in awards under the Plan, if any, will terminate effective as of the date that the Employee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of involuntary termination of employment (whether or not in breach of local labor laws); the Committee shall have the exclusive discretion to determine when Employee is no longer actively employed for purposes of the Cash Award (xii) the vesting of the Cash Award ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (xiii)  that this Agreement has been granted to the Employee in the Employee’s status as an employee of the Employer; and (xiv) the Employee has no right or interest in any amount held in Escrow, and such amount is not earned, unless the Committee determines that a payout is due at the end of the Restriction Period.

12.     The Employee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Employee’s personal data as described in this document by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Employee’s participation in the Plan. The Employee understands that the Company, its Affiliates, its Subsidiaries and the Employer hold certain personal information about the Employee, including, but not limited to, name, home address and telephone number, date of birth, social security number, social insurance number or other identification number, salary, nationality, job title, any cash or shares of stock or directorships held in the Company, details of this Agreement or any other entitlement to cash or shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in the Employee’s favor for the purpose of implementing, managing and administering the Plan (“Data”). The Employee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Employee’s country or elsewhere and that the recipient country may have different data privacy laws and protections than the Employee’s country.  Employee understands that he may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative.  The Employee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Employee’s participation in the Plan, including any requisite transfer of such Data, as may be required for the administration of the Plan, to a third party with whom the Employee may elect to deposit any cash or shares of stock acquired pursuant to the Plan.  The Employee understands that Data will be held only as long as is necessary to implement, administer and manage participation in the Plan. The Employee understands that he may, at any time, review Data, require any necessary amendments to it or refuse or withdraw the consents herein, in any case without cost, by contacting the Company in writing. The Employee understands that withdrawing consent may affect the Employee’s ability to participate in the Plan.  For more information on the consequences of refusing to consent or withdrawing consent, the Employee understands that he may contact an HP local human resources representative.

13.     The Employee agrees to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with laws outside the United States, from the Stock Incentive Program Web Site referenced above and stockholder information, including copies of any annual report, proxy and Form 10-K, from the investor relations section of the HP web site at www.hp.com.  The Employee acknowledges that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written request to the Company Secretary.

The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Employee with respect to the subject matter hereof, and may not be modified adversely to the Employee’s interest except by means of a writing signed by the Company and the Employee.  This Agreement is governed by the laws of Delaware.

14.     Miscellaneous.

(a) The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(b) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to the Employee at his address then on file with the Company.

(c) The Committee shall have the discretion to increase or decrease cash payout subject to this Agreement for those Employees who terminate employment in situations covered by paragraphs 6-9 above during the Restriction Period, and for exceptional circumstances, except that such payout cannot be increased for Covered Employees as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

15.     The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

HEWLETT-PACKARD COMPANY

By
Mark V. Hurd
CEO and President

By
Ann O. Baskins
Senior Vice President, General Counsel and Secretary

RETAIN THIS AGREEMENT FOR YOUR RECORDS

APPENDIX A

PERFORMANCE CONDITIONS

Total Stockholder Return (TSR)

The following multiplier will be applied to the Conditional Payout at the end of the Restriction Period, depending on the Company’s three-year average performance as compared to the three-year average of the S&P 500 beginning on ‹DATE›:

	TSR percentile of the three-year average of the S&P 500	Multiplier
Below Threshold
Threshold
Target
Aspirational

The multiplier is linearly applied between threshold and target, and target and aspirational.

MILESTONES

‹METRIC INSERTED HERE›

	Cash Flow	Amount credited
Below Threshold
Threshold
Target
Aspirational